Exhibit 10.1(b)


    Schedule of Secured Convertible Notes (demand) issued by NCT Group, Inc. to Carole Salkind during the three months ended June 30, 2006


                                                               Conversion
     Issue Date         Due Date (a)         Principal          Price (b)
     ----------         -----------         ------------       -----------
      04/07/06           10/07/06         $   750,000            $0.0100
      04/21/06           10/21/06             550,000            $0.0100
      05/10/06           11/10/06             550,000            $0.0100
      05/25/06           11/25/06             550,000            $0.0100
      06/09/06           12/09/06             550,000            $0.0100
      06/23/06           12/23/06             550,000            $0.0100

                                        ----------------
                                          $ 3,500,000
                                        ================


     (a) Note is payable upon the earlier of demand or the due date indicated above.
     (b) Note conversion price will be the greater of: (i) the lowest last sale price of NCT's common stock during the five-day period comprised of the date of the note, date preceding and three dates following; or
          (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.